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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 20, 1999



                              CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)


           TEXAS                        1-12110                  76-6088377

(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)



             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 354-2500



                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         Camden Property Trust, a Texas real estate investment trust (the "Company"), has completed an offering of 7% Notes Due 2004 in an aggregate principal amount of $200,000,000 (the "Notes") as described in the Company's Prospectus Supplement dated April 15, 1999 to the Company's Prospectus dated April 21, 1997 (the "Notes Offering"). The Notes were issued pursuant to the Company's existing shelf registration statement.

         The Notes bear interest at 7% from April 20, 1999, with interest payable each April 15 and October 15 beginning October 15, 1999. The entire principal amount of the Notes is due on April 15, 2004. The Notes are redeemable at any time at the option of the Company, in whole or in part, at a redemption price equal to the principal amount and accrued interest of the Notes being redeemed, plus a make-whole premium.

         The Notes were priced at a discount such that the Notes were offered to the public at 99.440% of their face amount. The Notes Offering was underwritten by Chase Securities Inc. , J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Warburg Dillon Read LLC (the "Underwriters") pursuant to the Underwriting Agreement among the Company and the Underwriters dated April 15, 1999. The Notes were issued under an Indenture between the Company and U.S. Trust Company of Texas, N.A., as trustee.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  1.1 Form of Underwriting Agreement among the Company and the Underwriters dated April 15, 1999 relating to the Notes Offering.

                  4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas, N.A., as trustee (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

                  4.2 First Supplemental Indenture dated as of February 15, 1996 (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

                  4.3      Form of Camden Property Trust 7% Note due April 20,
                           2004.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 1999
                                  CAMDEN PROPERTY TRUST



                                  By: /s/ G. Steven Dawson
                                      ------------------------------------------
                                      G. Steven Dawson
                                      Senior Vice President - Finance, Chief
                                      Financial Officer, Treasurer and Secretary


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                              CAMDEN PROPERTY TRUST
                                INDEX TO EXHIBITS


EXHIBIT                                       DESCRIPTION
-------                                       -----------
1.1                          Form of Underwriting Agreement among the Company
                             and the Underwriters dated April 15, 1999 relating
                             to the Notes Offering.

4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas,
                             N.A., as trustee (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated
                             February 15, 1996 and incorporated herein by reference).

4.2                          First Supplemental Indenture dated as of February
                             15, 1996 (filed as Exhibit 4.2 to the Company's
                             Current Report on Form 8-K dated February 15,
                             1996 and incorporated herein by reference).

4.3                          Form of Camden Property Trust 7% Note due April
                             15, 2004.